UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2025

AI Infrastructure Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands	333-289587	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10845 Griffith Peak Dr.

Suite 200

Las Vegas, Nevada 89135

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (702) 747-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one right	AIIA U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	AIIA	New York Stock Exchange
Rights, each entitling the holder to receive one-fifth (1/5) of one Class A ordinary share	AIIA R	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2025, the Registration Statement on Form S-1 (File No. 333-289587), initially filed by AI Infrastructure Acquisition Corp., a Cayman Islands exempted company (the “Company”), with the U.S. Securities and Exchange Commission (the “SEC”) on August 13, 2025, as amended, relating to the initial public offering of the Company (the “IPO”), was declared effective by the SEC, and the Company subsequently filed, on October 2, 2025, a Registration Statement on Form S-1MEF (File No. 333-290684) pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), which was effective immediately upon filing (collectively, the “Registration Statement”).

On October 6, 2025, the Company consummated the IPO of 13,800,000 units (the “Units”), including 1,800,000 Units issued pursuant to the full exercise by the underwriters of their over-allotment option. Each Unit consists of one Class A ordinary share, par value $0.0001 per share, and one right to receive one-fifth (1/5) of one Class A ordinary share upon the consummation of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $138,000,000.

In connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein, and entered into the following agreements, each dated October 3, 2025, forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement between the Company and Maxim Group LLC, as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

●	A Rights Agency Agreement between the Company and Odyssey Transfer and Trust Company, as rights agent, a copy of which is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

●	A Letter Agreement by and among the Company, its officers and directors, and the Company’s sponsor, AIIA Sponsor Ltd. (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

●	An Investment Management Trust Agreement between the Company and Odyssey Transfer and Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

●	A Registration Rights Agreement between the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

●	A Private Placement Unit Subscription Agreement between the Company and the Sponsor (the “Sponsor Subscription Agreement”), a copy of which is attached as Exhibit 10.4 hereto and is incorporated herein by reference.

●	A Private Placement Unit Subscription Agreement between the Company and Maxim Partners LLC (the “Maxim Subscription Agreement”), a copy of which is attached as Exhibit 10.5 hereto and is incorporated herein by reference.

●	Indemnity Agreements (each, an “Indemnity Agreement”) between the Company and its officers and directors, a form of which is attached as Exhibit 10.6 hereto and is incorporated herein by reference.

●	An Administrative Services Agreement between the Company and the Sponsor, a copy of which is attached as Exhibit 10.7 hereto and is incorporated herein by reference.

The material terms and conditions of the Company’s Amended Charter and the above agreements are fully described in the Registration Statement, and in the Company’s final prospectus, dated October 3, 2025, as filed with the SEC on October 6, 2025 (the “Prospectus”), and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Subscription Agreement, the Company completed the private sale to the Sponsor of 269,000 Units, at a purchase price of $10.00 per Unit. Additionally, pursuant to the Maxim Subscription Agreement, the Company completed the private sale to Maxim Partners LLC (“Maxim Partners”) of 138,000 Units at a purchase price of $10.00 per Unit (such private sales, collectively, the “Private Placement”). The Private Placement of the aggregate of 407,000 Units (the “Private Placement Units”) to the Sponsor and to Maxim Partners resulted in gross proceeds to the Company of $4,070,000.

The Private Placement Units are identical to the Units sold in the IPO, except that the Sponsor and Maxim Partners have agreed not to transfer, assign, or sell any of the Private Placement Units (except to certain permitted transferees) until after the completion of the Company’s initial business combination. No underwriting discounts or commissions, or other discounts or commissions, were paid with respect to the Private Placement. The holders were granted certain registration rights in connection with the purchase of the Private Placement Units and the underlying securities. The Private Placement Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, Joshua A. Adler and Peter Stoneberg were appointed to the board of directors of the Company (the “Board”). Joshua A. Adler and Peter Stoneberg are independent directors. Additionally Joshua A. Adler and Peter Stoneberg was each appointed to the Board’s audit committee, compensation committee, and nominating and corporate governance committee, with Mr. Adler serving as chair of the compensation committee and Mr. Stoneberg serving as chair of the nominating and corporate governance committee.

On October 3, 2025, each of the Company’s officers and directors entered into the Letter Agreement as well as an Indemnity Agreement with the Company in the forms filed as Exhibits 10.1 and 10.6, respectively, herewith and are incorporated herein by reference. Other than the foregoing, neither Mr. Adler nor Mr. Stoneberg are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03 Amendments to the Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 3, 2025, in connection with the IPO, the Company adopted its Amended Charter, effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and the Prospectus and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events.

As of October 6, 2025, a total of $138,000,000, comprised of proceeds from the IPO and the sale of Units in the Private Placement, was placed in a U.S.-based trust account at Odyssey Transfer and Trust Company, as trustee, pursuant to the Investment Management Trust Agreement. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its income taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of any Class A ordinary shares from public shareholders properly submitted in connection with a shareholder vote to amend the Amended Charter (A) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 18 months from the closing of the IPO or by such later date as may be approved by the Company’s shareholders in accordance with the Company’s Amended Charter (such period, the “Completion Window”), or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of all of the Company’s public shares if it has not completed its initial business combination within the Completion Window, subject to applicable law.

On October 3, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 6, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement dated October 3, 2025, between the Company and Maxim Group LLC, as representative of the underwriters

3.1	Amended and Restated Memorandum and Articles of Association, dated October 3, 2025

4.1	Rights Agency Agreement dated October 3, 2025, between the Company and Odyssey Transfer and Trust Company

10.1	Letter Agreement dated October 3, 2025, by and among the Company, its officers and directors, and AIIA Sponsor Ltd.

10.2	Investment Management Trust Agreement dated October 3, 2025, between the Company and Odyssey Transfer and Trust Company

10.3	Registration Rights Agreement dated October 3, 2025, between the Company and certain security holders

10.4	Private Placement Unit Subscription Agreement dated October 3, 2025, between the Company and AIIA Sponsor Ltd.

10.5	Private Placement Unit Subscription Agreement dated October 3, 2025, between the Company and Maxim Partners LLC

10.6	Form of Indemnity Agreement dated October 3, 2025, between the Company and its officers and directors

10.7	Administrative Services Agreement dated October 3, 2025, between the Company and AIIA Sponsor Ltd.

99.1	Press Release dated October 3, 2025

99.2	Press Release dated October 6, 2025

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AI INFRASTRUCTURE ACQUISITION CORP.

	By:	/s/ George Murnane
George Murnane
Chief Financial Officer

Dated: October 9, 2025